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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                        Date of Report:  April 6, 1998

                        Insurance Auto Auctions, Inc.
            (Exact name of registrant as specified in its charter)


                                                            95-3790111
        Illinois                      0-19594               (IRS Employer
(State of Incorporation)       (Commission File No.)        Identification No.)


         850 E. Algonquin Road, Suite 100, Schaumburg, Illinois 60173
                   (Address of principal executive offices)

                1270 W. Northwest Highway, Palatinc, IL 60067
            (Former address changed since last report of form 8-K)

      Registrant's telephone number, including area code: (847) 839-3939





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Item 5.    Other Events

        Insurance Auto Auctions, Inc. ("IAA") has entered into a settlement agreement resolving all outstanding disputes between IAA and Bradley Scott, who has resigned as Chairman of the Board and a Director of IAA.

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits

        (99.1) IAA Press Release dated April 2, 1998.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         Insurance Auto Acutions, Inc.


                                         By: /s/ Gaspare G. Ruggirello
                                             -----------------------------
                                         Gaspare G. Ruggirello
                                         Vice President and Assistant Secretary

Dated: April 6, 1998



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EXHIBIT INDEX


        (99.1)  IAA Press Release dated April 2, 1998.